Blue Owl Credit SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended June 30, 2025

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	June 30, 2025	December 31, 2024 (1)
Assets
Investments at fair value (amortized cost of $1,793,822 and $1,162,056, respectively)	$1,790,366	$1,164,473
Cash	118,041	17,354
Due from investors	—	24
Receivable due on investments sold	26,106	11,365
Interest receivable	5,224	3,151
Total Assets	$1,939,737	$1,196,367
Liabilities
Debt (net of unamortized debt issuance costs of $5,235 and $1,572, respectively)	$1,285,621	$750,610
Payable for investments purchased	133,640	85,750
Interest payable	14,412	4,190
Distribution payable	12,084	6,451
Accrued expenses and other liabilities	1,031	555
Total Liabilities	1,446,788	847,556
Commitments and contingencies
Members’ Equity
Total Members’ Equity - Class A	492,949	348,811
Total Members’ Equity - Class B	—	—
Total Members' Equity	492,949	348,811
Total Liabilities and Members’ Equity	$1,939,737	$1,196,367

(1) The Company’s date of inception was May 6, 2024.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Statement of Operations
(Amounts in thousands)

	For the Three Months Ended June 30, 2025	For the Six Months Ended June 30, 2025
Investment Income
Investment Income	$31,420	$55,117
Total investment income	31,420	55,117
Operating Expenses
Interest expense	17,917	30,966
Professional fees	565	1,173
Total Operating Expenses	18,482	32,139
Net Investment Income	$12,938	$22,978
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) on investments	10,207	(5,874)
Net realized gain (loss) on investments	(888)	(911)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	9,319	(6,785)
Net Increase in Members' Equity Resulting from Operations	$22,257	$16,193
Total Net Increase in Members’ Equity Resulting from Operations - Class A	$22,257	$16,193

.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S+	3.00%		07/2031	$5,982	$5,910	$5,990
							5,910	5,990	1.2%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S+	2.25%		09/2031	4,035	4,027	4,025
American Airlines, Inc.(7)	First lien senior secured loan	S+	1.75%		01/2027	658	655	651
American Airlines, Inc.(7)	First lien senior secured loan	S+	2.25%		02/2028	1,485	1,478	1,469
American Airlines, Inc.(6)	First lien senior secured loan	S+	3.25%		05/2032	3,824	3,786	3,845
Arcline FM Holdings LLC(6)	First lien senior secured loan	S+	3.50%		06/2030	5,890	5,875	5,913
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S+	1.75%		06/2030	11,372	11,365	11,377
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S+	2.75%		10/2030	23,820	23,821	23,865
Brown Group Holdings, LLC(5)	First lien senior secured loan	S+	2.50%		07/2031	9,041	9,016	9,050
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S+	2.00%		10/2031	10,448	10,440	10,449
Kaman Corporation(6)	First lien senior secured loan	S+	2.75%		02/2032	10,941	10,931	10,924
KBR, Inc(5)	First lien senior secured loan	S+	2.00%		01/2031	996	997	997
Signia Aerospace LLC(6)(8)	First lien senior secured loan	S+	3.00%		12/2031	11,970	11,876	12,000
Transdigm Inc.(6)	First lien senior secured loan	S+	2.75%		08/2028	497	498	499
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%		01/2032	9,926	9,905	9,938
United Airlines, Inc.(6)	First lien senior secured loan	S+	2.00%		02/2031	995	996	995
							105,666	105,997	21.3%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S+	2.75%		10/2031	7,940	7,924	7,968
Holley Inc.(5)	First lien senior secured loan	S+	3.75%		11/2028	1,128	1,108	1,043
Mavis Tire Express Services Topco Corp.(6)	First lien senior secured loan	S+	3.00%		05/2028	2,859	2,859	2,856
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%		03/2031	727	728	728
VALVOLINE INC(6)	First lien senior secured loan	S+	2.00%		03/2032	3,419	3,402	3,428
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S+	2.50%		01/2031	4,812	4,812	4,788
							20,833	20,811	4.2%
Buildings and real estate
American Residential Services, LLC(6)	First lien senior secured loan	S+	3.25%		02/2032	4,942	4,935	4,949
ARCOSA INC(5)	First lien senior secured loan	S+	2.00%		08/2031	2,985	2,985	2,991
Beacon Roofing Supply, Inc. (dba QXO)(6)	First lien senior secured loan	S+	3.00%		04/2032	3,360	3,327	3,380
Construction Partners, Inc.(5)	First lien senior secured loan	S+	2.50%		11/2031	1,990	1,986	1,995
CPG International LLC(5)	First lien senior secured loan	S+	2.00%		09/2031	1,506	1,503	1,504
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S+	3.25%		01/2030	475	475	477
Hunter Douglas Inc(6)	First lien senior secured loan	S+	3.25%		01/2032	2,766	2,737	2,754
Knife River Corporation(6)	First lien senior secured loan	S+	2.00%		03/2032	1,334	1,331	1,337
MIWD Holdco II LLC(5)	First lien senior secured loan	S+	3.00%		03/2031	2,792	2,777	2,795
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%		03/2029	499	495	498
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%		02/2032	7,424	7,410	7,411
Wrench Group LLC(6)	First lien senior secured loan	S+	4.00%		10/2028	16,670	16,574	16,591
							46,535	46,682	9.6%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S+	3.00%		07/2031	19,950	19,780	19,812
BrightView Landscapes, LLC(6)	First lien senior secured loan	S+	2.00%		04/2029	2,500	2,507	2,495
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S+	2.00%		01/2032	763	763	763
CE Intermediate I, LLC (dba Clubessential)(6)	First lien senior secured loan	S+	3.00%		02/2032	4,854	4,854	4,848
ConnectWise, LLC(6)	First lien senior secured loan	S+	3.50%		09/2028	17,895	17,908	17,970

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
CoolSys, Inc.(7)	First lien senior secured loan	S+	4.75%		08/2028	14,884	14,699	12,251
IDEMIA Group SAS(6)(8)	First lien senior secured loan	S+	4.25%		09/2028	2,788	2,811	2,795
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S+	3.50%		04/2032	1,290	1,287	1,297
Kaseya Inc.(5)	First lien senior secured loan	S+	3.25%		03/2032	7,630	7,594	7,656
Madison Safety & Flow LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	2,482	2,482	2,486
MKS Instruments, Inc.(5)	First lien senior secured loan	S+	2.00%		08/2029	238	239	238
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S+	3.50%		01/2032	14,000	13,936	14,077
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S+	3.50%		10/2031	5,985	5,963	5,671
Plusgrade Inc.(5)(8)	First lien senior secured loan	S+	3.50%		03/2031	9,307	9,307	9,237
Tecta America Corp.(5)	First lien senior secured loan	S+	3.00%		02/2032	9,588	9,565	9,596
Vestis Corp(6)	First lien senior secured loan	S+	2.25%		02/2031	1,026	984	981
VM Consolidated, Inc.(5)	First lien senior secured loan	S+	2.25%		03/2028	2,046	2,052	2,054
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S+	3.50%		06/2031	9,925	9,925	9,925
							126,656	124,152	25.3%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S+	4.00%		11/2027	17,422	17,427	16,289
Avient Corporation(6)	First lien senior secured loan	S+	1.75%		08/2029	2,978	2,991	2,987
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S+	1.75%		12/2029	995	998	997
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S+	3.00%		11/2030	9,875	9,875	9,827
Entegris, Inc.(6)	First lien senior secured loan	S+	1.75%		07/2029	933	936	938
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S+	4.00%		04/2032	2,359	2,336	2,359
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.25%		02/2030	3,980	3,901	3,808
Nouryon Finance B.V.(6)	First lien senior secured loan	S+	3.25%		04/2028	6,953	6,900	6,980
Potters(6)	First lien senior secured loan	S+	3.00%		12/2027	3,483	3,485	3,491
Windsor Holdings III LLC(5)	First lien senior secured loan	S+	2.75%		08/2030	6,977	6,779	6,976
							55,628	54,652	11.1%
Consumer products
ASGN Incorporated(5)	First lien senior secured loan	S+	1.75%		08/2030	497	502	498
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S+	3.25%		04/2031	995	1,001	996
Flexera(6)	First lien senior secured loan	S+	3.00%		03/2028	1,990	2,005	1,989
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S+	2.00%		10/2030	1,995	1,979	1,995
Novelis Inc(6)	First lien senior secured loan	S+	2.00%		03/2032	4,632	4,632	4,638
							10,119	10,116	2.0%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	S+	3.25%		07/2029	6,980	6,939	7,013
Berlin Packaging(5)	First lien senior secured loan	S+	3.50%		06/2031	6,979	6,894	7,002
Charter NEX US, Inc.(5)	First lien senior secured loan	S+	2.75%		11/2030	3,738	3,696	3,750
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S+	3.25%		03/2032	14,269	14,166	14,206
Pregis Topco LLC(5)	First lien senior secured loan	S+	4.00%		02/2029	4,886	4,874	4,896
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S+	4.00%		09/2028	6,475	6,462	6,489
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S+	2.75%		08/2028	16,241	16,204	16,290
SupplyOne, Inc.(5)	First lien senior secured loan	S+	3.50%		04/2031	13,243	13,244	13,277
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S+	3.25%		03/2028	16,416	16,377	16,390
							88,856	89,313	18.1%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S+	3.00%		07/2028	11,777	11,634	11,752
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.25%		12/2030	17,910	17,910	17,790

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Dealer Tire Financial, LLC(5)(8)	First lien senior secured loan	S+	3.00%		07/2031	23,820	23,820	23,642
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	3.25%		01/2028	3,029	2,936	2,987
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	4.00%		01/2031	4,092	4,058	3,998
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	5.25%		01/2031	2,786	2,699	2,742
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S+	3.00%		10/2031	11,970	11,917	11,850
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	S+	3.25%		10/2029	5,661	5,642	5,621
							80,616	80,382	16.3%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S+	3.00%		10/2029	10,185	10,185	10,204
Renaissance Learning, Inc.(6)	First lien senior secured loan	S+	4.00%		04/2030	5,164	4,985	4,677
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S+	4.00%		10/2030	19,700	19,700	19,761
							34,870	34,642	7.0%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S+	2.50%		05/2029	1,264	1,271	1,270
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S+	2.25%		01/2031	4,065	4,065	4,065
Calpine Construction Finance Company(5)	First lien senior secured loan	S+	2.00%		07/2030	3,000	2,987	2,998
Calpine Corporation(5)	First lien senior secured loan	S+	1.75%		01/2031	1,500	1,499	1,499
Calpine Corporation(5)	First lien senior secured loan	S+	1.75%		02/2032	4,000	3,988	3,998
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S+	2.75%		02/2031	8,439	8,441	8,439
Pike Corp.(5)	First lien senior secured loan	S+	3.00%		01/2028	4,384	4,412	4,406
							26,663	26,675	5.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S+	3.00%		11/2030	1,046	1,044	1,051
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%		08/2028	4,006	4,010	4,010
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S+	3.25%		11/2031	7,980	7,945	7,988
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S+	2.00%		01/2031	6,983	6,862	6,997
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S+	3.00%		05/2031	3,247	3,243	3,267
Citadel Securities, LP(5)	First lien senior secured loan	S+	2.00%		10/2031	7,235	7,235	7,261
Citco Funding LLC(7)	First lien senior secured loan	S+	2.75%		04/2028	1,990	2,000	1,998
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S+	3.00%		04/2032	4,517	4,495	4,509
Cohnreznick Advisory LLC(6)(8)	First lien senior secured loan	S+	4.00%		03/2032	5,996	5,972	5,966
Creative Planning, LLC(5)	First lien senior secured loan	S+	2.00%		05/2031	4,759	4,723	4,742
Deerfield Dakota Holdings(6)	First lien senior secured loan	S+	3.75%		04/2027	2,984	2,916	2,895
First Eagle Holdings, Inc.(5)	First lien senior secured loan	S+	3.50%		06/2032	10,442	10,285	10,246
Focus Financial Partners, LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	16,128	16,071	16,089
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	2.75%		06/2031	5,427	5,405	5,418
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	3.00%		06/2031	2,603	2,571	2,605
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S+	2.50%		11/2031	5,970	5,958	5,991
GYP Holdings III Corp.(5)(8)	First lien senior secured loan	S+	2.25%		05/2030	499	496	499
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	S+	2.25%		04/2030	995	999	995
Jane Street Group, LLC(6)	First lien senior secured loan	S+	2.00%		12/2031	6,842	6,824	6,833
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S+	2.50%		12/2030	4,916	4,904	4,926
OneDigital Borrower LLC(5)	First lien senior secured loan	S+	3.00%		07/2031	4,985	4,916	4,971
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S+	3.75%		09/2030	6,403	6,361	6,434
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S+	3.50%		05/2032	3,095	3,080	3,105
Pushpay USA Inc(6)(8)	First lien senior secured loan	S+	4.00%		08/2031	5,787	5,781	5,816
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S+	3.50%		07/2028	19,572	19,621	19,662
Shift4 Payments, LLC(6)	First lien senior secured loan	S+	2.75%		05/2032	8,632	8,611	8,699
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S+	2.75%		05/2028	2,242	2,240	2,246
							154,568	155,219	31.6%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S+	1.75%		09/2030	1,992	1,984	1,982
Aramark Services, Inc.(5)	First lien senior secured loan	S+	2.00%		06/2030	6,046	6,046	6,054
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	S+	3.50%		12/2030	4,229	4,229	4,240
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S+	4.00%		09/2028	18,503	18,554	18,007
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S+	3.25%		02/2031	7,871	7,871	7,886
FRONERI US INC(7)	First lien senior secured loan	S+	2.00%		09/2031	3,990	3,981	3,943
IRB Holding Corporation(5)	First lien senior secured loan	S+	2.50%		12/2027	3,706	3,671	3,705
Pegasus BidCo B.V.(6)(8)	First lien senior secured loan	S+	3.25%		07/2029	7,475	7,444	7,512
Red SPV, LLC(5)(8)	First lien senior secured loan	S+	2.25%		03/2032	9,524	9,478	9,500
Savor Acquisition, Inc. (dba Sauer Brands)(5)	First lien senior secured loan	S+	3.25%		02/2032	5,257	5,237	5,285
Sazerac Company, Inc. (dba Sazerac Co.)(6)(8)	First lien senior secured loan	S+	3.00%		06/2032	8,424	8,382	8,382
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S+	2.00%		03/2027	3,148	3,173	3,148
Utz Quality Foods, LLC(5)	First lien senior secured loan	S+	2.50%		01/2032	2,550	2,550	2,549
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S+	2.50%		08/2028	7,398	7,359	7,399
							89,959	89,592	18.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S+	3.00%		05/2030	995	966	961
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S+	3.25%		04/2031	1,392	1,380	1,393
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	S+	3.25%		02/2029	9,763	9,824	9,751
Curium BidCo S.A.R.L (dba Curium Pharma)(6)(10)	First lien senior secured loan	S+	3.50%		07/2029	7,977	7,932	7,988
Medline Borrower, LP(5)	First lien senior secured loan	S+	2.25%		10/2028	20,048	20,048	20,059
Resonetics, LLC(6)	First lien senior secured loan	S+	3.25%		06/2031	18,050	18,050	18,050
Zest Acquisition Corp.(6)	First lien senior secured loan	S+	5.25%		02/2028	995	1,002	990
							59,202	59,192	12.1%
Healthcare providers and services
CHG Healthcare Services, Inc.(5)	First lien senior secured loan	S+	3.00%		09/2028	3,232	3,233	3,242
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S+	3.00%		12/2028	3,715	3,699	3,724
Concentra(5)	First lien senior secured loan	S+	2.00%		07/2031	1,496	1,503	1,500
Confluent Health, LLC(5)(8)	First lien senior secured loan	S+	4.00%		11/2028	13,417	13,218	12,747
Covetrus, Inc.(6)	First lien senior secured loan	S+	5.00%		10/2029	16,058	15,389	14,428
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S+	2.75%		11/2028	1,995	1,995	1,999
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	S+	5.00%		09/2031	3,265	3,180	3,162
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S+	4.25%		08/2028	3,300	3,242	3,135
LSCS Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%		03/2032	12,964	12,900	12,689
Pacific Dental Services, LLC(5)	First lien senior secured loan	S+	2.75%		03/2031	3,400	3,383	3,400
Phoenix Guarantor Inc(5)	First lien senior secured loan	S+	2.50%		02/2031	746	746	748
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S+	2.50%		11/2028	22,321	22,318	22,319
Select Medical Corp.(5)	First lien senior secured loan	S+	2.00%		12/2031	3,583	3,581	3,590
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S+	3.75%		07/2031	9,820	9,892	9,722
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S+	3.00%		02/2032	7,495	7,461	7,404
							105,740	103,809	21.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	S+	2.75%		02/2029	12,366	12,361	12,346
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	S+	4.25%		05/2028	19,492	19,492	19,537
Certara(6)(8)	First lien senior secured loan	S+	3.00%		06/2031	497	500	497
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%		03/2032	4,463	4,420	4,437

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%		05/2031	13,957	13,888	13,879
Ensemble RCM, LLC(6)	First lien senior secured loan	S+	3.00%		08/2029	12,336	12,319	12,381
Imprivata, Inc.(6)	First lien senior secured loan	S+	3.00%		12/2027	15,090	15,090	15,115
IQVIA, Inc.(6)	First lien senior secured loan	S+	1.75%		01/2031	995	998	998
PointClickCare Technologies, Inc.(7)	First lien senior secured loan	S+	3.25%		11/2031	3,980	3,972	3,992
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S+	3.00%		03/2028	13,075	13,059	13,086
Radnet Management, Inc.(6)	First lien senior secured loan	S+	2.25%		04/2031	999	1,004	1,000
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S+	3.25%		11/2031	9,302	9,264	9,291
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S+	3.25%		12/2031	19,319	19,236	19,327
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	S+	2.25%		10/2029	249	248	249
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	3.25%		11/2031	11,517	11,471	11,444
							137,322	137,579	28.0%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S+	2.00%		06/2030	2,987	2,999	2,991
							2,999	2,991	0.6%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S+	5.50%		08/2029	1,990	1,997	1,958
iSolved, Inc.(5)	First lien senior secured loan	S+	3.00%		10/2030	7,061	7,058	7,081
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	S+	3.00%		02/2031	6,482	6,446	6,504
							15,501	15,543	3.1%
Infrastructure and environmental services
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S+	3.50%		07/2031	8,957	8,954	9,002
GFL Environmental Services Inc.(6)	First lien senior secured loan	S+	2.50%		03/2032	4,515	4,510	4,511
							13,464	13,513	2.7%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S+	3.00%		11/2030	7,964	7,964	7,935
Acrisure, LLC(5)	First lien senior secured loan	S+	3.25%		11/2032	1,933	1,928	1,930
Alera Group, Inc.(5)	First lien senior secured loan	S+	3.25%		05/2032	27,117	26,984	27,193
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	6,001	5,881	6,001
AmWINS Group, Inc.(5)	First lien senior secured loan	S+	2.25%		01/2032	16,083	16,009	16,086
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S+	2.75%		02/2031	16,209	16,178	16,068
AssuredPartners, Inc.(5)	First lien senior secured loan	S+	3.50%		02/2031	12,852	12,880	12,882
Asurion, LLC(5)	First lien senior secured loan	S+	4.25%		08/2028	7,752	7,727	7,662
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S+	3.00%		06/2031	6,296	6,296	6,302
CFC USA 2025 LLC (dba CFC Insurance)(5)(8)	First lien senior secured loan	S+	3.75%		07/2032	6,419	6,355	6,355
Hub International(6)	First lien senior secured loan	S+	2.50%		06/2030	3,496	3,496	3,506
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	3.50%		04/2030	18,784	18,831	18,872
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	3.00%		02/2031	3,533	3,532	3,542
IMA Financial Group, Inc.(5)	First lien senior secured loan	S+	3.00%		11/2028	5,546	5,521	5,541
Mitchell International, Inc.(5)	First lien senior secured loan	S+	3.25%		06/2031	9,925	9,880	9,909
Ryan Specialty Group LLC(5)	First lien senior secured loan	S+	2.25%		09/2031	249	249	248
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S+	3.75%		10/2031	1,995	1,986	1,993
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S+	3.25%		06/2032	25,000	24,938	24,938
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S+	2.75%		05/2031	1,439	1,435	1,438
USI, Inc.(6)	First lien senior secured loan	S+	2.25%		09/2030	1,017	1,017	1,014
							179,087	179,415	36.5%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S+	3.25%		03/2032	9,135	9,060	9,168
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.75%		03/2031	4,975	4,975	4,982
Clover Holdings 2, LLC (dba Cohesity)(6)	First lien senior secured loan	S+	4.00%		12/2031	19,643	19,432	19,649
Dayforce Inc(6)(8)	First lien senior secured loan	S+	2.00%		03/2031	1,990	1,991	1,990
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	S+	2.75%		12/2029	11,867	11,819	11,776
Epicor(5)	First lien senior secured loan	S+	2.75%		05/2031	746	749	748
Gen Digital Inc(5)	First lien senior secured loan	S+	1.75%		04/2032	3,324	3,308	3,317
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S+	2.50%		01/2032	7,678	7,662	7,672
Informatica LLC(5)	First lien senior secured loan	S+	2.25%		10/2028	194	194	194
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S+	3.00%		10/2031	2,743	2,738	2,754
McAfee Corp.(5)	First lien senior secured loan	S+	3.00%		03/2029	4,266	4,246	4,137
MeridianLink, Inc.(6)	First lien senior secured loan	S+	2.50%		11/2028	1,990	1,990	1,991
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S+	3.25%		10/2030	7,125	7,108	7,156
Proofpoint, Inc.(5)	First lien senior secured loan	S+	3.00%		08/2028	21,473	21,368	21,475
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S+	2.25%		06/2030	497	496	499
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	S+	3.00%		07/2031	14,888	14,916	14,934
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S+	5.00%		05/2028	2,987	2,968	2,916
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%		03/2027	11,886	11,871	11,925
SS&C(5)	First lien senior secured loan	S+	2.00%		05/2031	1,940	1,943	1,948
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S+	4.00%		03/2032	10,097	9,803	9,858
Storable, Inc.(5)	First lien senior secured loan	S+	3.25%		04/2031	16,654	16,652	16,623
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	S+	2.25%		01/2029	7,940	7,940	7,933
UST Holdings, Ltd.(5)	First lien senior secured loan	S+	3.00%		11/2028	5,959	5,972	5,974
Vertiv Group Corp.(6)	First lien senior secured loan	S+	4.00%		11/2030	10,600	10,580	10,629
Vertiv Group Corp.(5)	First lien senior secured loan	S+	1.75%		03/2027	497	498	498
VIRTUSA CORPORATION(5)	First lien senior secured loan	S+	3.25%		02/2029	2,384	2,393	2,383
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S+	2.75%		04/2031	5,945	5,945	5,968
Webpros Luxembourg Sarl(5)	First lien senior secured loan	S+	3.75%		03/2031	2,293	2,314	2,304
							190,931	191,401	39.1%
Investment funds and vehicles
Grosvenor(5)	First lien senior secured loan	S+	2.25%		02/2030	548	550	550
							550	550	0.1%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(6)	First lien senior secured loan	S+	2.00%		05/2031	3,694	3,685	3,694
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S+	2.00%		09/2031	1,000	1,003	1,000
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S+	2.50%		07/2031	4,237	4,204	4,241
WMG Acquisition Corp(6)	First lien senior secured loan	S+	1.75%		01/2031	1,000	1,002	1,001
							9,894	9,936	2.0%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	S+	2.50%		08/2031	10,800	10,751	10,816
Altar Bidco, Inc.(5)	First lien senior secured loan	S+	3.10%		02/2029	8,276	8,121	8,243
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S+	3.25%		11/2028	8,289	8,277	8,297
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S+	2.50%		05/2028	977	979	975
DXP Enterprises, Inc.(5)	First lien senior secured loan	S+	3.75%		10/2030	5,955	5,955	5,988
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.50%		05/2030	7,333	7,234	7,323
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S+	3.50%		05/2028	17,404	17,489	17,499
Filtration Group Corporation(5)	First lien senior secured loan	S+	3.00%		10/2028	1,745	1,741	1,751
Gates Global LLC(5)	First lien senior secured loan	S+	1.75%		11/2029	995	991	994

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S+	4.00%		05/2032	14,000	13,932	13,703
Legence Holdings LLC(5)	First lien senior secured loan	S+	3.25%		12/2028	6,676	6,675	6,672
MADISON IAQ LLC(6)	First lien senior secured loan	S+	3.25%		04/2032	8,152	8,078	8,169
Madison IAQ, LLC(7)	First lien senior secured loan	S+	2.50%		06/2028	249	247	249
Pro Mach Group, Inc.(5)	First lien senior secured loan	S+	2.75%		08/2028	16,419	16,361	16,447
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S+	3.00%		03/2028	2,986	2,998	2,992
							109,829	110,118	22.5%
Pharmaceuticals
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S+	3.75%		07/2030	1,000	981	888
Opal US LLC(7)	First lien senior secured loan	S+	3.25%		04/2032	16,776	16,701	16,833
							17,682	17,721	3.6%
Professional Services
AlixPartners, LLP(5)	First lien senior secured loan	S+	2.50%		02/2028	497	498	499
Apex Group Treasury LLC(5)	First lien senior secured loan	S+	3.50%		02/2032	26,647	26,633	26,530
API GROUP DE INC(5)	First lien senior secured loan	S+	1.75%		01/2029	2,840	2,840	2,840
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	S+	2.75%		08/2030	399	401	398
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S+	2.75%		01/2031	2,000	2,007	1,977
Clearwater Analytics, LLC(6)(8)	First lien senior secured loan	S+	2.25%		04/2032	4,119	4,119	4,119
Corporation Service Company(5)	First lien senior secured loan	S+	2.00%		11/2029	5,540	5,540	5,532
Element Materials Technology(6)	First lien senior secured loan	S+	3.75%		06/2029	2,292	2,303	2,293
First Advantage Holdings LLC(5)	First lien senior secured loan	S+	3.25%		10/2031	4,763	4,747	4,761
Red Ventures, LLC(5)	First lien senior secured loan	S+	2.75%		03/2030	498	501	421
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S+	3.75%		05/2028	4,820	4,820	4,751
Vistage International, Inc.(6)(8)	First lien senior secured loan	S+	3.75%		07/2029	9,848	9,848	9,823
							64,257	63,944	13.1%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S+	2.25%		12/2031	7,960	7,942	7,971
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S+	3.00%		11/2027	4,204	4,206	4,183
VIAVI SOLUTIONS INC(6)	First lien senior secured loan	S+	2.50%		06/2032	6,306	6,290	6,302
							18,438	18,456	3.7%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S+	4.00%		04/2030	7,960	7,960	7,972
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	3.75%		11/2028	1,990	1,971	1,855
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S+	1.75%		04/2031	497	495	495
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S+	2.50%		09/2031	8,025	8,006	8,004
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S+	3.00%		03/2032	3,636	3,627	3,642
							22,059	21,968	4.4%

Total Misc.-debt commitments(10)							(12)	7	—%

Total Debt Investments							$1,793,822	$1,790,366	364.0%
Total Investments							$1,793,822	$1,790,366	364.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of June 30, 2025 was 4.32%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of June 30, 2025 was 4.29%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of June 30, 2025 was 4.15%
(8) Level 3 investment.
(9) Totals presented may differ than actuals due to rounding.
(10) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Unfunded Commitments as of June 30, 2025:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	05/2026	$—	$241	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	03/2027	—	291	—
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	12/2025	7	242	7
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	1,388	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	07/2025	—	500	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,783	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	—	1,032	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	674	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	410	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	1,000	—
Total Portfolio Company Commitments			$7	$7,561	$7

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Debt Investments
Aerospace and defense
Amentum Holdings, Inc.(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,000	$5,986	$5,975	1.7%
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	SR +	1.75%	06/2030	10,928	10,916	10,916	3.1%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	23,940	23,940	24,048	6.9%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	10,500	10,487	10,540	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	7,385	7,366	7,366	2.1%
Transdigm, Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	9,975	9,951	9,991	2.9%
						68,646	68,836	19.7%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	7,980	7,960	8,045	2.3%
Holley Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	3,211	3,148	3,140	0.9%
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	SR +	3.50%	05/2028	2,867	2,878	2,883	0.8%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	4,883	4,895	4,898	1.4%
						18,881	18,966	5.4%
Buildings and real estate
Arcosa Inc(5)	First lien senior secured loan	SR +	2.25%	08/2031	3,000	3,000	3,021	0.9%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	2,000	1,995	2,006	0.6%
The Azek Group LLC(5)(8)	First lien senior secured loan	SR +	2.00%	09/2031	1,995	1,990	2,000	0.6%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	31,440	31,144	30,104	8.6%
						38,129	37,131	10.7%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	15,000	14,990	15,111	4.3%
ConnectWise, LLC(6)	First lien senior secured loan	SR +	3.50%	09/2028	16,490	16,521	16,573	4.8%
CoolSys, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	08/2028	14,961	14,742	14,550	4.2%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	1,995	1,990	2,008	0.6%
Nvent Electric Public Limited Company(6)	First lien senior secured loan	SR +	3.50%	09/2031	14,000	13,930	14,136	4.1%
Plano HoldCo, Inc.(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	4,500	4,478	4,534	1.3%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,154	10,174	10,204	2.9%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	9,975	9,975	10,050	2.9%
						86,800	87,166	25.1%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	17,512	17,523	17,512	5.0%
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,925	9,925	9,950	2.9%
						27,448	27,462	7.9%
Containers and packaging
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	12,313	12,345	12,332	3.5%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	997	997	1,004	0.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,959	15,919	15,933	4.6%
						29,261	29,269	8.4%
Distribution
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	18,000	18,000	18,076	5.2%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	23,940	23,940	23,940	6.9%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	9,950	9,842	9,780	2.8%
Paint Intermediate III, LLC(6)	First lien senior secured loan	SR +	3.00%	09/2031	12,000	11,942	12,046	3.5%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	7,000	6,971	7,006	2.0%
						70,695	70,848	20.4%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	12,947	12,947	13,022	3.7%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	19,800	19,954	19,899	5.7%
						32,901	32,921	9.4%
Energy equipment and services
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,086	4,086	4,085	1.2%
Calpine Construction Finance Company, L.P.(5)	First lien senior secured loan	SR +	2.00%	07/2030	3,000	2,985	2,991	0.9%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	4,000	3,985	3,983	1.1%
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	SR +	2.75%	02/2031	7,481	7,481	7,519	2.2%
						18,537	18,578	5.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	1,048	1,046	1,049	0.3%
BCPE Pequod Buyer, Inc.(5)	First lien senior secured loan	SR +	3.50%	11/2031	8,000	7,960	8,058	2.3%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	7,271	7,271	7,288	2.1%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	7,224	7,206	7,285	2.1%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	1,783	1,783	1,781	0.5%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	6,000	5,985	6,015	1.7%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	3,990	3,980	3,972	1.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,995	1,995	1,995	0.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,435	6,389	6,489	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	4,286	4,244	4,307	1.2%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	15,920	15,972	16,020	4.6%
						63,831	64,259	18.4%
Food and beverage
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	SR +	4.25%	12/2030	3,990	3,970	4,020	1.2%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	24,250	24,321	24,286	7.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	11,940	11,940	11,938	3.4%
Froneri International Ltd(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,000	3,990	4,001	1.1%
						44,221	44,245	12.7%
Healthcare equipment and services
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,812	9,877	9,850	2.8%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	22,149	22,149	22,209	6.4%
Packaging Coordinators Midco, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2027	4,862	4,879	4,879	1.4%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	19,950	19,950	20,056	5.7%
						56,855	56,994	16.3%
Healthcare providers and services
CHG Healthcare Services, Inc(6)	First lien senior secured loan	SR +	3.50%	09/2028	2,248	2,248	2,264	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	2,984	2,963	2,998	0.9%
Confluent Health, LLC(5)(8)	First lien senior secured loan	SR +	4.00%	11/2028	24,329	23,917	23,660	6.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	14,738	14,050	14,139	4.1%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	2,000	2,000	2,006	0.6%
HAH Group Holding Company LLC(5)	First lien senior secured loan	SR +	5.00%	09/2031	6,000	5,912	5,993	1.7%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	23,937	23,961	24,076	6.9%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	4,000	3,995	4,008	1.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	10,000	10,079	9,900	2.8%
						89,125	89,044	25.5%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	SR +	3.25%	02/2029	12,397	12,378	12,410	3.6%
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	19,701	19,701	19,848	5.7%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	9,925	9,925	9,969	2.9%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	4,975	4,996	5,007	1.4%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	12/2027	19,502	19,612	19,600	5.6%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	4,000	3,990	4,020	1.2%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	19,975	19,937	20,045	5.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	11/2031	11,200	11,145	11,218	3.2%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	20,000	19,904	20,120	5.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	11/2031	16,000	15,922	16,040	4.6%
						137,510	138,277	39.7%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Human resource support services
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	5,970	5,970	6,037	1.7%
						5,970	6,037	1.7%
Infrastructure and environmental services
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	6,000	5,971	6,038	1.7%
						5,971	6,038	1.7%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	9,531	9,531	9,529	2.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	15,000	15,072	15,075	4.3%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	12,917	12,946	12,934	3.7%
Asurion, LLC(5)	First lien senior secured loan	SR +	4.25%	08/2028	7,791	7,761	7,791	2.2%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,328	6,328	6,344	1.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	19,650	19,741	19,768	5.7%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	4,963	4,963	4,991	1.4%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	9,975	9,923	9,967	2.9%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,000	1,990	1,990	0.6%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	1,335	1,335	1,332	0.4%
						89,590	89,721	25.7%
Internet software and services
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	5,000	5,000	5,011	1.4%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2031	17,143	16,973	16,971	4.9%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	3,000	2,993	3,021	0.9%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	3,288	3,288	3,287	0.9%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	7,125	7,107	7,166	2.1%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	9,900	9,934	9,940	2.8%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	14,963	14,991	15,037	4.3%
Sophos Holdings, LLC(6)	First lien senior secured loan	SR +	3.50%	03/2027	10,000	9,988	10,055	2.9%
Storable, Inc.(5)	First lien senior secured loan	SR +	3.50%	04/2028	14,885	14,919	14,973	4.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	7,980	7,980	7,981	2.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,990	3,990	4,000	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	7,980	7,940	7,998	2.3%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	5,975	5,975	6,013	1.7%
						111,078	111,453	31.9%
Leisure and entertainment
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	3,000	2,956	3,019	0.9%
						2,956	3,019	0.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	7,500	7,464	7,541	2.2%
Chariot Buyer LLC(5)	First lien senior secured loan	SR +	3.25%	11/2028	2,487	2,481	2,499	0.7%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2031	2,591	2,578	2,604	0.7%
DXP Enterprises, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2030	5,985	5,985	6,047	1.7%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	23,938	24,064	24,072	6.9%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	14,575	14,559	14,575	4.2%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	15,960	16,044	16,077	4.6%
						73,175	73,415	21.0%
Professional services
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	23,938	24,026	24,139	6.9%
First Advantage Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,000	3,980	4,039	1.2%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,062	11,062	11,090	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	23,471	23,547	23,612	6.8%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,899	9,921	9,893	2.8%
						72,536	72,773	20.9%

Blue Owl Credit SLF LLC
Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(9)
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,000	7,980	7,977	2.3%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	1,995	1,990	1,996	0.6%
						9,970	9,973	2.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	8,000	7,976	8,048	2.3%
						7,976	8,048	2.3%

Total Misc.-debt commitments(10)					—	(6)	—	—%

Total Debt Investments						$1,162,056	$1,164,473	333.8%
Total Investments						$1,162,056	$1,164,473	333.8%

(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8) Level 3 investment.
(9) Totals presented may differ than actuals due to rounding.
(10) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.

Unfunded Commitments as of December 31, 2024:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	09/2026	$—	$776	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	07/2026	—	217	—
Raven Acquisition Holdings, LLC	First lien senior secured delayed draw term loan	10/2026	—	800	—
Signia Aerospace, LLC	First lien senior secured delayed draw term loan	11/2026	—	615	—
Total Portfolio Company Commitments			—	$2,408	—

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
Blue Owl Credit SLF LLC (“Credit SLF” or the “Company”), a Delaware limited liability company, is a joint venture among Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp. and State Teachers Retirement System of Ohio (collectively, the “Class A Members”). Credit SLF has no Class B Members as of June 30, 2025. The Company’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company is managed by a board of directors comprised of an equal number of directors appointed by each Member and which acts unanimously. Except under certain circumstances, contributions to the Company cannot be redeemed. Investment decisions must be approved by the Company’s board of directors. The Credit SLF Members coinvest through Credit SLF, or its wholly owned subsidiaries. The Company’s date of inception was May 6, 2024, and the Company made its first portfolio company investment on July 23, 2024.
Prior to January 13, 2025, Blue Owl Capital Corporation III (“OBDE”) was a Class A Member. On January 13, 2025, OBDE merged with and into Blue Owl Capital Corporation (“OBDC”) with OBDC surviving (the “OBDE Merger”). At the effective time of the OBDE Merger, OBDE’s commitments to and interests in the Company became OBDC’s. Prior to March 24, 2025, Blue Owl Technology Finance Corp. II (“OTF II”) was a Class A Member. On March 24, 2025, OTF II merged with and into Blue Owl Technology Finance Corp. (“OTF”) with OTF surviving (the “OTF II Merger”). At the effective time of the OTF II Merger, OTF II’s commitments to and interest in the Company became OTF’s.

Investment Portfolio Detail
The table below presents the composition of investments at fair value and amortized cost as of June 30, 2025 and December 31, 2024, respectively:

	June 30, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,793,822	$1,790,366	$1,162,056	$1,164,473
Total Investments	$1,793,822	$1,790,366	$1,162,056	$1,164,473

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the industry composition of investments based on fair value as of June 30, 2025 and December 31, 2024, respectively:

	June 30, 2025	December 31, 2024
Advertising and media	0.3%	—%
Aerospace and defense	5.9	5.9
Automotive services	1.2	1.6
Buildings and real estate	2.6	3.2
Business services	6.9	7.5
Chemicals	3.1	2.4
Consumer products	0.6	—
Containers and packaging	4.9	2.5
Distribution	4.5	6.1
Education	1.9	2.8
Energy equipment and services	1.5	1.6
Financial services	8.7	5.5
Food and beverage	5.0	3.8
Healthcare equipment and services	3.3	4.9
Healthcare providers and services	5.8	7.6
Healthcare technology	7.7	11.9
Household products	0.2	—
Human resource support services	0.9	0.5
Infrastructure and environmental services	0.8	0.5
Insurance	10.0	7.7
Internet software and services	10.7	9.6
Investment funds and vehicles	—	—
Leisure and entertainment	0.6	0.3
Manufacturing	6.1	6.3
Pharmaceuticals	1.0	—
Professional services	3.6	6.2
Telecommunications	1.0	0.9
Transportation	1.2	0.7
Total	100.0%	100.0%

The table below presents the geographic composition of investments based on fair value as of June 30, 2025 and December 31, 2024, respectively:

	June 30, 2025	December 31, 2024
United States:
Midwest	24.3%	22.4%
Northeast	18.9	21.5
South	28.1	29.3
West	15.7	17.1
International	13.0	9.7
Total	100.0%	100.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Investments
The table below presents the fair value hierarchy of investments as of June 30, 2025 and December 31, 2024 respectively:

	Fair Value Hierarchy as of June 30, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,586,135	$204,231	$1,790,366
Total Investments	$—	$1,586,135	$204,231	$1,790,366

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,027,652	$136,821	$1,164,473
Total Investments	$—	$1,027,652	$136,821	$1,164,473

Debt Activity

Bank of America Facility
On June 12, 2024, WISE CLO 2025-1 LTD. (fka BOC SLF WH I BA LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $300.0 million revolving credit facility (the “Bank of America Facility”) with, among others, Bank of America, N.A., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Bank of America Facility. Proceeds from the Bank of America Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Bank of America Facility is June 12, 2027. On March 6, 2025, a portion of the proceeds from the Wise CLO 2025-1 Transaction (as defined below) were used to repay certain amounts outstanding under the Bank of America Facility and WISE CLO 2025-1 LTD. was released from the Bank of America Facility.
On January 22, 2025, BOC SLF BA-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility. The Company holds preference shares in BOC SLF BA-2 LTD. On January 22, 2025, in connection with the Wise CLO 2025-1 Transaction, certain of the assets held by WISE CLO 2025-1 LTD. were transferred via a master participation agreement to BOC SLF BA-2 Ltd. As of June 30, 2025, there was $75.3 million outstanding under the Bank of America Facility.
Borrowings under the Bank of America Facility bear interest at a per annum rate equal to (a) with respect to any Term SOFR Loan, SOFR + 1.45% and (b) with respect to any Base Rate Loan, Base Rate + 1.45%. Credit SLF predominantly borrows utilizing Term SOFR loans. Credit SLF also pays unused commitment fees of (i) prior to the six-month anniversary of such date, 0.35% and (ii) thereafter, (x) with respect to the First Unused Amount, 1.10% and (y) with respect to the Second Unused Amount, 0.35%. There was $0.3 million of unused commitment fee as of June 30, 2025.
RBC Facility
On June 5, 2024, WISE CLO 2025-3 LTD. (fka BOC SLF WH II RB LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, joined a $300.0 million revolving credit facility (the “RBC Facility”) with, among others, Royal Bank of Canada, as lender and administrative agent, and U.S. Bank Trust Company, National Association, as collateral custodian. The Company acts as the collateral manager and the first loss provider with respect to the RBC Facility. Proceeds from the RBC Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the RBC Facility is October 14, 2032.

On June 16, 2025, BOC SLF RB-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the RBC Facility. The Company holds preference shares in BOC SLF RB-2 LTD. On June 16, 2025, in connection with the Wise CLO 2025-3 Transaction, certain of the assets held by WISE CLO 2025-3 LTD. were transferred via a master participation agreement to BOC SLF RB-2 Ltd. As of June 30, 2025, there was $253.5 million outstanding under the RBC Facility.
Borrowings under the RBC Facility bear interest at a per annum rate equal to SOFR +1.55%.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Citibank Facility
On June 28, 2024, WISE CLO 2025-4 LTD. (fka BOC SLF WH III C LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a revolving credit facility (the “Citibank Facility”) with, among others, Citibank, N.A., as lender and administrative agent. The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024 and $270.0 million as of June 30, 2025 respectively. The Company acts as the collateral manager and the first loss provider with respect to the Citibank Facility. Proceeds from the Citibank Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Citibank Facility is June 28, 2027. On July 23, 2025, BOC SLF C-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Citibank Facility. The Company holds preference shares in BOC SLF C-2 LTD. On July 23, 2025, in connection with the Wise CLO 2025-4 Transaction, certain of the assets held by WISE CLO 2025-3 LTD. were transferred via a master participation agreement to BOC SLF C-2 Ltd. As of June 30, 2025, there was $253.5 million outstanding under the Citibank Facility.
Borrowings under the Citibank Facility bear interest at a per annum rate equal to (i) during the Reinvestment Period, SOFR + 1.40% and (ii) after the end of the Reinvestment Period, 1.90%.
Wells Fargo Facility
On August 1, 2024, WISE CLO 2025-2 LTD. (fka BOC SLF WH 4 LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined a $300.0 million revolving credit facility (the “Wells Fargo Facility”) with, among others, and Wells Fargo Bank, National Association, as a lender and administrative agent, following the release of the prior borrower, ORCIC JV WH III LLC, a Delaware limited liability company, from the Wells Fargo Facility on July 11, 2024. The Company acts as the collateral manager and the first loss provider with respect to the Wells Fargo Facility. Proceeds from the Wells Fargo Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Wells Fargo Facility is August 1, 2027. On March 31, 2025, a portion of the proceeds from the Wise CLO 2025-2 Transaction (as defined below) were used to repay certain amounts outstanding under the Wells Fargo Facility and WISE CLO 2025-2 LTD. was released from the Wells Fargo Facility.
On March 12, 2025, BOC SLF WF-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Wells Fargo Facility. The Company holds preference shares in BOC SLF WF-2 LTD.. On March 19, 2025, in connection with the Wise CLO 2025-2 Transaction, certain of the assets held by BOC SLF WH 4 LTD. were transferred via a master participation agreement to BOC SLF WF-2 LTD. As of June 30, 2025, there was $69.3 million outstanding under the Wells Fargo Facility.
Borrowings under the Wells Fargo Facility bear interest at a per annum rate equal to Daily Simple SOFR + 1.50%. Credit SLF also pays unused commitment fees at 0.375% of unused facility amount after the six-month anniversary of the most recent securitization.
Wise CLO 2025-1
On June 12, 2024, WISE CLO 2025-1 LTD. (fka, BOC SLF WH I BA LTD.) was incorporated as a company under the laws of the Cayman Islands. On March 6, 2025, Wise CLO 2025-1 LTD., as issuer, and Wise CLO 2025-1, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-1 Transaction”) using the financial assets previously acquired by Wise CLO 2025-1 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $42.0 million of Class B-1 Notes, $10.0 million of Class B-2 Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 6, 2025 among Wise CLO 2025-1 LTD., as issuer, Wise CLO 2025-1, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-1 Transaction have a stated maturity of January 20, 2038.
Wise CLO 2025-2
On April 15, 2024, WISE CLO 2025-2 LTD (fka “BOC SLF WH 4 WF LTD.”) was incorporated as a company under the laws of the Cayman Islands. On March 31, 2025, Wise CLO 2025-2 LTD., as issuer, and Wise CLO 2025-2, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-2 Transaction”) using the financial assets previously acquired by Wise CLO 2025-2 LTD as the collateral underpinning the transaction and issued $236.0 million of Class A Notes, $56.0 million of Class B Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 31, 2025 among Wise CLO 2025-2 LTD., as issuer, Wise CLO 2025-2, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-2 Transaction have a stated maturity of April 20, 2038.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Financial Instruments Not Carried at Fair Value

The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of June 30, 2025, approximates the carrying value. The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

The table below presents the net carrying value of the Company’s debt obligations as of June 30, 2025 and December 31, 2024 respectively:

	June 30, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$2,085	$317,917
WISE CLO 2025-2 LTD.(3)	320,000	319,160	—	1,839	317,321
Bank of America Facility	300,000	75,344	63,055	357	74,987
RBC Facility	300,000	253,546	78,310	348	253,198
Citibank Facility(2)	270,000	253,500	16,500	276	253,224
Wells Fargo Facility	300,000	69,304	59,981	330	68,974
Total Debt	$1,810,000	$1,290,854	$217,846	$5,235	$1,285,621

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
(2) The commitment of the Citibank Facility is up to $300.0 million, and is $270.0 million as of June 30, 2025.
(3) Class B and Class C notes were traded at 99% at close of the WISE CLO 2025-2 LTD.

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Bank of America Facility	$300,000	$194,919	$28,016	$448	$194,471
RBC Facility	300,000	194,870	28,065	371	194,499
Citibank Facility(2)	215,000	194,401	20,599	344	194,057
Wells Fargo Facility	300,000	167,992	31,513	409	167,583
Total Debt	$1,115,000	$752,182	$108,193	$1,572	$750,610

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.
(2) The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the components of interest expense for the following period:

	For the Three Months Ended June 30,	For the Six Months Ended June 30,
($ in thousands)	2025	2025
Interest expense	$17,708	$30,615
Amortization of debt issuance costs	209	351
Total Interest Expense	$17,917	$30,966

Average interest rate(1)	5.7%	5.8%
Average daily outstanding borrowings	$1,219,130	$1,047,129

(1) Averages are calculated based on annualized amounts.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Subsequent Events

The Company’s Members evaluated subsequent events prior to the date on which the subsequent financial statements were issued. There are no subsequent events to disclose except for the following:

On July 24, 2025, a portion of the proceeds from the Wise CLO 2025-3 CLO Transaction (as defined below) were used to repay certain amounts outstanding under the RBC Facility and WISE CLO 2025-3 LTD. was released from the RBC Facility.

On April 10, 2024, WISE CLO 2025-3 LTD. (fka “BOC SLF WH II RB LTD.”) was incorporated as a company under the laws of the Cayman Islands. Subsequent to quarter-end, on July 24, 2025, Wise CLO 2025-3 LTD., as issuer, and Wise CLO 2025-3, LLC, as co-issuer, closed a CLO transaction (the “Wise CLO 2025-3 Transaction”) using the financial assets previously acquired by Wise CLO 2025-3 LTD as the collateral underpinning the transaction and issued $115.0 million of Class A Notes, $37.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $26.0 million of Class C Notes, and $90.5 million of Subordinated Notes pursuant to an Indenture to be dated July 24, 2025 among Wise CLO 2025-3 LTD., as issuer, Wise CLO 2025-3, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2025-3 Transaction have a stated maturity of July 20, 2038.